TLIC Variable Annuity Account A

Supplement to Prospectus dated April 29, 2005

The following sentence is added to page 11 (under "Investment Options") and page 23 (under "Settlement Options"):

Thrivent Aggressive Allocation Subaccount, Thrivent Moderately Aggessive Allocation Subaccount, Thrivent Moderate Allocation Subaccount, Thrivent Moderately Conservative Allocation Subaccount, and Thrivent Partner Mid Cap Value Subaccount are not available in a variable annuity settlement option.

The date of this Supplement is June 15, 2005.

Please include this Supplement with your Prospectus.